UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2004

INFORMATION ANALYSIS INCORPORATED

(Exact name of registrant as specified in its charter)

Virginia	0-22405	54-1167364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11240 Waples Mill Road, Suite 201, Fairfax, Virginia	22030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 383-3000

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is attached hereto:

Exhibit No.	Description
99.1	Press Release dated August 16, 2004 captioned: “Information Analysis Inc. Reports Second Quarter Results”

Item 9. Regulation FD Disclosure

The following information is being furnished pursuant to both Item 9 and item 12 of Form 8-K.

On August 16, 2004, Information Analysis Incorporated issued a press release reporting earnings and other financial results for its second quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Current Report on Form 8-K pursuant to Item 12, (Results of Operations and Financial Condition) including the exhibit, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 12. Results of Operations and Financial Condition

The information set forth in Item 9 is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Information Analysis Incorporated
(Registrant)

Date: August 16, 2004	By:	/S/ Richard S. DeRose
Richard S. DeRose, Executive Vice
President, Treasurer, and Chief
Financial Officer